Exhibit 10.2

AMENDMENT NO. 1 TO STRATEGIC DIVESTITURE & SETTLEMENT AGREEMENT

Amendment No. 1 (the "Amendment") is executed as of **June 26, 2026** (the "Amendment Date"), by and between:

1. **Hestia Insight Inc.**, a Nevada corporation, with its principal executive offices located at 732 S. 6 Street, Suite 4762 Las Vegas NV, 89101 (hereinafter referred to as **"HSTA"** or the "Company"); and
2. **Edward C. Lee**, an individual and the Chairman and President of the Company (hereinafter referred to as the **"Executive"**).

WHEREAS, the Company and the Executive entered into that certain Separation and Compensation Settlement Agreement dated April 25, 2026 (the "Core Agreement"); and

WHEREAS, Broadridge Financial Solutions completed the physical distribution of the Schedule 14C Information Statement to beneficial, street-name shareholders on **June 24, 2026**; and

WHEREAS, the parties desire to amend the Core Agreement to lock in the precise legal and operational closing date in strict compliance with the mandatory 20-day notice requirement under SEC Rule 14c-2.

NOW, THEREFORE, in consideration for the mutual covenants contained herein, the parties agree as follows:

SECTION 1. AMENDMENT TO EFFECTIVE DATE

1.1 Amendment to Section 2.1. Section 2.1 of the Core Agreement is hereby amended and restated in its entirety to state the following:

"The parties explicitly acknowledge and agree that while this Agreement was executed on June 26, 2026 the actual transfer of ownership of Hestia Investments Inc. and the simultaneous satisfaction and waiver of all outstanding executive compensation and historical service claims shall become legally and operationally effective on **July 15, 2026** (the 'Effective Date')."

SECTION 2. RATIFICATION AND MISCELLANEOUS

2.1 Ratification. Except as expressly amended by this Amendment No. 1, all other terms, covenants, and conditions of the Core Agreement remain completely unchanged, ratified, and in full force and effect.

2.2 Specific Terms Preserved. For the avoidance of doubt, the **April 30, 2026 Record Date** and the **twenty percent (24-month, 20%) Profit Participation Right** granted to the

Shareholders of Record under Section 3 of the Core Agreement remain completely fixed, unaffected, and fully enforceable.

2.3 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the **State of Nevada**, without regard to its conflict of laws principles.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Strategic Divestiture & Settlement Agreement as of the date first written above.

COMPANY:

HESTIA INSIGHT INC.

By: ______________________

Name: Eugene Cha

Title: Representative of the Independent Board of Directors

EXECUTIVE:

By: ______________________

Edward C. Lee

Chairman and President, Hestia Insight Inc.